UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 23, 2023

AGILYSYS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-5734	34-0907152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3655 Brookside Parkway Suite 300
Alpharetta, Georgia		30022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 770 810-7800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	AGYS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) The 2023 Annual Meeting of Stockholders of Agilysys, Inc. was held on August 21, 2023. The following matters were voted on.

Proposal 1. Election of Directors

Each of the following individuals was elected as a director, based on the voting results shown below, to serve until the 2024 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified:

	For	Against	Abstain	Broker Non-Votes
Donald Colvin	22,763,537	648,062	20,518	1,737,647
Dana Jones	22,903,553	509,814	18,750	1,737,647
Jerry Jones	21,035,856	2,377,770	18,491	1,737,647
Michael Kaufman	15,960,099	7,451,134	20,884	1,737,647
Melvin Keating	20,804,949	2,606,648	20,520	1,737,647
John Mutch	20,759,225	2,652,371	20,521	1,737,647
Ramesh Srinivasan	23,062,824	356,943	12,350	1,737,647

Proposal 2. Approval of an amendment to the Company’s Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

For	Against	Abstain	Broker Non-Votes
22,210,306	1,184,617	37,194	1,737,647

Proposal 3. Advisory vote regarding executive compensation.

For	Against	Abstain	Broker Non-Votes
23,129,036	284,330	18,751	1,737,647

Proposal 4. Advisory vote regarding frequency of advisory vote regarding executive compensation.

1 Year	2 Years	3 Years	Abstain
22,662,506	6,046	751,865	11,700

Proposal 5. Ratification of appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2024.

For	Against	Abstain
25,094,570	24,579	50,615

(d) The Board of Directors has determined, in light of the advisory vote regarding frequency of advisory votes regarding executive compensation, to adopt a one-year frequency for future advisory votes regarding executive compensation until the next such vote is submitted to stockholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AGILYSYS, INC.

Date:	August 23, 2023	By:	/s/ Kyle C. Badger
Kyle C. Badger Senior Vice President, General Counsel and Secretary